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                                                                    EXHIBIT 31.4

                                  CERTIFICATION

I, Mark P. Colonnese, certify that:

      (1) I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of AtheroGenics, Inc.; and

      (2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 5, 2005

                              /s/ MARK P. COLONNESE
                              ----------------------------------------------
                              Name: Mark P. Colonnese
                              Title: Senior Vice President, Finance and
                                     Administration and Chief Financial Officer

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